Dear Shareholders,

The current investment and economic environment bears little resemblance to last year's. One year ago, global economies were floundering, and the crisis in Asia threatened an already weak U.S. economy. Corporate earnings were flat, and economists used the word "deflation" for the first time in recent memory. Entering 1999, expectations for corporate earnings growth were lowered dramatically. In an attempt to foster U.S. growth, the Federal Reserve Board (the Fed) lowered interest rates.

As a result, this year the U.S. economy is booming and unemployment is low. Many corporations are focused on improving their profitability, and investors have been rewarded with positive surprises across a variety of industries. Our analysts predict that corporate earnings growth for 1999 will average 12% - 15%.

Global economies also are showing signs of strength, and the Asian crisis has passed. In fact, Japan's economic woes seem to have reached bottom. Although the process is in its infancy, some Japanese corporations not only are talking about restructuring and cost cutting, they also are beginning to take action, looking within to become more competitive and improve returns on equity. While still lagging the United States, Europe is beginning to restructure and consolidate. These signs of international growth have contributed to concerns that the U.S. economy now may be too strong. In June, and again in August, the Fed raised rates by one-quarter of a percentage point to help ward off the specter of inflation.

After an unprecedented four years of 20% annual returns in the U.S. equity market, we fear that many investors have become accustomed to high returns and have lost sight of the risks they take on to achieve them. In the current market many investors are taking on additional risk - whether through day trading or investing in speculative Internet stocks.

Risks are as much a part of the market today as they were one year ago. We believe the market remains overvalued, with stocks priced 30% above our analysts' earnings projections. And market narrowness has not abated; the top 25 stocks in the Standard & Poor's 500 Composite Index, a popular, unmanaged index of common stock total return performance, are still the most overvalued. Such extreme overvaluation makes the stock market sensitive to interest-rate news and any negative earnings surprises. The Year 2000 (Y2K) computer problem is another factor causing investor concern. While we believe corporate America is well prepared to address any Y2K situations that may arise at year-end, no one can predict investor behavior. In our opinion, it is investor behavior that has the greatest potential to create market volatility.

We believe the best way to address Y2K and other market risks is through our continuing commitment to MFS Original Research[RegTM] and our fundamental investment tenet of long-term investing. Whether markets are up or down, MFS analysts focus on analyzing industries and visiting companies to determine the long-term winners and the prices that will make them attractive opportunities. Because all companies will not benefit equally from the improving international environment, bottom-up research remains critical to identifying those that we believe are successfully restructuring, consolidating, and gaining market share.

Changes in market and economic conditions can't be predicted but should always be expected. The changes we have seen over the past year only reinforce our commitment to long-term planning and investing. We believe volatility helps to create opportunity for long-term investors to buy solid companies at attractive prices. For this reason, we are continuing to expand our domestic and international capabilities to ensure that MFS has primary, in-house research on companies worldwide. We believe that we have built the right investment team, backed by MFS Original Research, to take advantage of those opportunities for our shareholders.

We appreciate your confidence and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shares

Jeffrey L. Shames

Chairman and Chief Executive Officer
MFS Investment Management[RegTM]

December 15, 1999

Management Review and Outlook

Dear Shareholders,

For the 12 months ended November 30, 1999, the Trust provided a total return of -4.80%, based on its beginning and ending stock market prices and assuming the reinvestment of all distributions paid during the period. The Trust's total return based on its net asset value (NAV) was -0.54%. During this period, the Trust's stock market price, which stood at $6.56 on November 30, 1998, decreased to $5.81 as of November 30,1999, while its net asset value (NAV) price declined from $7.50 to $6.94.

Over the same period, the Salomon Brothers Medium Term (1- to 10-year) Treasury Government Sponsored Index (the Salomon Index), an unmanaged index of medium-term Treasury and agency securities, returned 1.17%. The J.P. Morgan Non-Dollar Government Bond Index (The J.P. Morgan Index), an unmanaged index of actively traded government bonds issued by 12 countries (excluding the United States) with remaining maturities of at least one year, returned -3.44% over the same period.

The past 12 months have been a period marked by a rebound in global growth after the uncertainties experienced during the summer of 1998. It also has been an environment characterized by generally rising bond yields as the uncertainties that had driven yields lower during 1998 receded. In this environment, we have favored government-agency securities because their yield has been attractive relative to U.S. Treasuries. We took advantage of this opportunity by buying high-quality agency paper at what we believe to be particularly appealing prices. During the first several months of 1999, spreads narrowed when the perceived risks of holding non-Treasuries receded, and U.S. government-agency securities solidly outperformed comparable Treasuries. Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity. We believe that over the long term, government-agency securities offer more attractive returns than those of U.S. Treasuries with essentially the same high quality and slightly higher yields.

The Trust's Treasury position remained underweighted compared to the Salomon Index because of our focus on government-agency securities. Generally, we use our Treasury investments to help balance the portfolio's duration, an indicator of a portfolio's sensitivity to interest rate changes. During the period, we emphasized Treasuries with eight- to 10-year maturities and those with under one year in maturity, avoiding one- to four-year Treasury securities because they have been most affected by the Federal Reserve Board's interest rate increases.

For most of the period, we also underweighted the Trust's investments in mortgage-backed securities relative to the Salomon Index. That proved to be a helpful strategy. Although mortgages performed well during the first few months of the year, performance worsened as interest rates started to rise. One of the characteristics of mortgage-backed securities is that their interest-rate sensitivity increases as interest rates rise, precisely the scenario an investor wants to avoid.

More recently, however, we have added to the Trust's mortgage-backed weighting -- largely through purchases of the Government National Mortgage Association (Ginnie Mae) and Federal National Mortgage Association (Fannie Mae) securities -- because their yields had widened to attractive levels. This has brought the Fund's mortgage allocation back in line with the Salomon Index.

The portfolio's sensitivity to changes in interest rates is about the same as that of the Salomon Index. We want to avoid holding too many longer-maturity bonds because their prices would decline if interest rates went up. By the same token, we don't want to hold too many short-maturity bonds because they produce relatively low yields. However, if the economy shows signs of weakness over the next few months, we will consider increasing slightly our long-term bonds as a way to gain additional yield.

Over the course of the year, we have opportunistically added to our international bond positions. By the end of November 1999, our weighting in this sector has almost doubled to represent roughly 20% of the portfolio.

Within Europe, we have concentrated our positions primarily in German, English, and Greek government bonds. Relative to the United States, the bond fundamentals in Germany are quite positive with slower economic growth, a more positive yield curve, and inflation running at approximately half the rate in the United States. Meanwhile, the United Kingdom and especially Greece offer yield convergence possibilities (spread tightening) versus other European countries already in the European monetary union.

Elsewhere internationally, we added to our Australian holdings while decreasing our New Zealand weighting due to the uncertainty surrounding federal elections in November. The Australian positions were added at what we believe were attractive yield spreads relative to the U.S. government bond market. With respect to the overall duration of the international holdings, the maturities have been shorter than the Salomon Brothers World Government Bond Index, an unmanaged index consisting of complete universes of government bonds with remaining maturities of at least five years. This was done in anticipation of the Central Bank raising rates in order to moderate global economic demand. We believe that this trend will continue in the near future, and we expect to maintain a defensive posture.

Respectfully,

/s/ Stephen C. Bryant                   /s/ Stephen E. Nothern
Stephen C. Bryant                       Stephen E. Nothern
Portfolio Manager                       Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

In accordance with Section 23(c) of the Investment Company Act of 1940, the Trust hereby gives notice that it may from time to time repurchase shares of the Trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.
                                                                               3

Performance Summary
(For the year ended November 30, 1999)

Net Asset Value Per Share
November 30, 1998                $7.50
November 30, 1999                $6.94
New York Stock Exchange Price
November 30, 1998                $6.563
December 9, 1999 (high)*         $6.688
November 30, 1999 (low)*         $5.813
November 30, 1999                $5.813

* For the period December 1, 1998, through November 30, 1999.
  Past performance is no guarantee of future results.

Federal Tax Information
(For the year ended November 30, 1999)

In January 2000, shareholders will be mailed a Form 1099 reporting the federal tax status of all distributions paid during the calendar year 1999.

Number of Employees

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end, nondiversified, management investment company and has no employees.

Number of Shareholders

As of November 30, 1999, our records indicate that there are 8,598 registered shareholders and approximately 29,900 shareholders owning Trust shares in "street" name, such as through brokers, banks, and other financial intermediaries.

If you are a "street" name shareholder and wish to directly recieve our reports, which contain important information about the Trust, please write or call:

         State Street Bank and Trust Company
         P.O. Box 8200
         Boston, MA 02266-8200
         1-800-637-2304

New York Stock Exchange Symbol

The New York Stock Exchange symbol is MGF.

Results of Shareholder Meeting

At the annual meeting of shareholders of MFS[RegTM] Government Markets Income Trust, which was held on October 21, 1999, the following actions were taken:

Item 1. The election of Lawrence H. Cohn, Walter E. Robb, III, and J. Dale
              Sherratt as Trustees of the Trust.

                         Number of Shares
                         ----------------
Nominee                 For                    Withheld
-------                 ---                    --------
Lawrence H. Cohn        58,796,022.1971        1,126,027.1946
Walter E. Robb, III     58,883,520.0051        1,038,529.3866
J. Dale Sherratt        58,872,728.2596        1,049,321.1321

Trustees continuing in office who were not subject to re-election at this meeting are Richard B. Bailey, Marshall N. Cohan, Sir J. David Gibbons, Abbey
M. O'Neill, Arnold D. Scott, Jeffrey L. Shames, and Ward Smith.

Item 2. The ratification of the selection of Deloitte & Touche LLP as the independent public accountants to be employed by the Trust for the fiscal year ending November 30, 1999.

                       Number of Shares
                       ----------------
For                    59,099,806.6918
Against                   313,867.3647
Abstain                   508,375.3352

Investment Objective and Policies

The investment objective of the Trust is to provide a high level of current income.

The Trust will attempt to achieve this objective by investing at least 65% of its assets in U.S. government securities and by engaging in transactions involving related options. The Trust may invest up to 35% of its total assets in foreign government securities. In pursuing its objective, the Trust will consider the preservation of capital by balancing the yields of various fixed-income securities against their attendant risks. However, the Trust will not purchase securities with the goal of achieving capital appreciation.

For defensive purposes, the Trust may invest in cash (including foreign currency) and cash equivalents. The Trust may also enter into options and futures transactions, and forward foreign currency exchange contracts, and interest-rate swaps and may purchase securities on a "when-issued" basis.

Dividend Reinvestment and
Cash Purchase Plan

MFS offers a Dividend Reinvestment and Cash Purchase Plan which allows you to reinvest either all of the distributions paid by the Trust or only the long-term capital gains. Purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater. Twice each year you can also buy shares. Investments from $100 to $500 can be made in January and July on the 15th of the month or shortly thereafter.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you may wish to request that your shares be re-registered in your own name so that you can participate.

There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the Trust. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the commissions. A service fee of $0.75 is charged for each cash purchase as well as a pro rata share of the brokerage commissions. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

To enroll in or withdraw from the Plan, call 1-800-637-2304 any business day from 8 a.m. to 8 p.m. Eastern time. Please have available the name of the Trust and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.

If you have any questions or would like a brochure providing a complete description of the plan, please call 1-800-637-2304 any business day from 8 a.m. to 8 p.m. Eastern time.

     NOT FDIC INSURED          MAY LOSE VALUE           NO BANK GUARANTEE

Portfolio of Investments -- November 30, 1999
Bonds -- 94.7%

                                                                  Principal Amount
Issuer                                                             (000 Omitted)                Value
U.S. Bonds -- 75.2%
U.S. Federal Agencies -- 30.4%
FHA, 10.375s, 2030+ ..............................................   $ 2,269                $  2,256,559
FICO, 10.7s, 2017 ................................................     8,500                  11,586,520
FICO, 9.8s, 2018 .................................................     5,000                   6,382,800
FICO, 10.35s, 2018 ...............................................     9,500                  12,686,965
Federal Home Loan Mortgage
  Corp. Gold PCS, TBA, 7.5s,
  2027 ...........................................................     4,269                   4,263,192
Federal National Mortgage
  Assn., 5.625s, 2004 ............................................    55,935                  53,898,406
Federal National Mortgage
  Assn., 6.956s, 2007 ............................................     5,779                   5,649,053
Federal National Mortgage
  Assn., 5s, 2023 ................................................     6,000                   4,770,000
Federal National Mortgage
  Assn., 8.5s, 2027 ..............................................    10,100                  10,724,887
Federal National Mortgage
  Assn., 7s, 2029 ................................................     4,688                   4,580,782
Federal National Mortgage
  Assn., TBA, 7.5s, 2009 .........................................    19,042                  19,231,991
                                                                                            ------------
                                                                                            $136,031,155
                                                                                            ------------
U.S. Treasury Obligations -- 27.8%
U.S. Treasury Bonds, 10.375s,
  2009 ...........................................................   $14,600                $ 17,598,034
U.S. Treasury Bonds, 9.875s,
  2015 ...........................................................    32,750                  43,061,010
U.S. Treasury Bonds, 8.875s,
  2017 ...........................................................     6,000                   7,388,460
U.S. Treasury Bonds, 3.625s,
  2028 ...........................................................    10,351                   9,474,401
U.S. Treasury Bonds, 3.875s,
  2029 ...........................................................     5,082                   4,867,878
U.S. Treasury Bonds, 5.25s,
  2029 ...........................................................    11,900                  10,102,029
U.S. Treasury Bonds, 6.125s,
  2029 ...........................................................     5,000                   4,894,550
U.S. Treasury Notes, 8.5s,
  2000 ...........................................................     6,250                   6,287,125
U.S. Treasury Notes, 8s, 2001                                          9,250                   9,507,242
U.S. Treasury Notes, 5.875s,
  2004 ...........................................................    11,000                  10,893,410
                                                                                            ------------
                                                                                            $124,074,139
                                                                                            ------------
Government National Mortgage
  Association -- 14.6%
GNMA, 7s, 2011-2029 ..............................................   $25,558                $ 25,166,995
GNMA, 7.5s, 2022-2027 ............................................    21,514                  21,469,918
GNMA, 6.5s, 2029 .................................................     1,685                   1,603,154
GNMA, TBA, 7.5s, 2010-2025                                               553                     557,595
GNMA, TBA, 7s, 2022-2025 .........................................     1,080                   1,054,554

                                                                  Principal Amount
Issuer                                                             (000 Omitted)                Value
U.S. Bonds -- continued
Government National Mortgage
  Association -- continued
GNMA, TBA, 6.5s, 2028 ............................................   $16,375                $ 15,577,083
                                                                                            ------------
                                                                                            $ 65,429,299
                                                                                            ------------
U.S. Government Guaranteed -- 1.9%
Housing Urban Development,
  6.59s, 2016 ....................................................   $ 5,612                $  5,022,740
Private Export Funding Corp.,
  7.01s, 2004 ....................................................     3,380                   3,424,481
                                                                                            ------------
                                                                                            $  8,447,221
                                                                                            ------------
Small Business Administration -- 0.5%
SBA, 8.875s, 2011 ................................................   $ 2,256                $  2,345,852
                                                                                            ------------
  Total U.S. Bonds ...............................................                          $336,327,666
                                                                                            ------------
Foreign Bonds -- 19.5%
Argentina -- 0.6%
Republic of Argentina, 0s,
  2001 ...........................................................   $ 1,500                $  1,252,500
Republic of Argentina, 6.813s,
  2005 ...........................................................       392                     342,180
Republic of Argentina,
  11.786s, 2005 ..................................................       525                     477,750
Republic of Argentina, 6s,
  2023 ...........................................................       625                     470,313
                                                                                            ------------
                                                                                            $  2,542,743
                                                                                            ------------
Australia -- 3.3%
Commonwealth of Australia,
  7.5s, 2005 .................................................... AUD 22,255                $ 14,819,427
                                                                                            ------------
Brazil -- 0.6%
Federal Republic of Brazil,
  11.625s, 2004 ..................................................   $   555                $    532,800
Federal Republic of Brazil,
  14.5s, 2009 ....................................................       128                     133,286
Federal Republic of Brazil, 5s,
  2014 ...........................................................     1,763                   1,203,107
Federal Republic of Brazil,
  6.938s, 2024 ...................................................       981                     686,700
                                                                                            ------------
                                                                                            $  2,555,893
                                                                                            ------------
Bulgaria -- 0.3%
National Republic of Bulgaria,
  6.5s, 2024 .....................................................   $ 1,455                $  1,134,900
                                                                                            ------------
Canada -- 2.8%
Government of Canada, 5s,
  2004 ...........................................................      CAD        18,974   $ 12,315,302
                                                                                            ------------
Denmark -- 0.4%
Kingdom of Denmark, 7s,
  2007 ...........................................................      DKK        12,142   $  1,809,451
                                                                                            ------------

                                                                               Principal Amount
Issuer                                                                          (000 Omitted)          Value
Foreign Bonds -- continued
France -- 0.4%
Republic of France, 4s, 2009 .....................................    EUR            2,121         $  1,935,847
                                                                                                   ------------
Germany -- 4.0%
Federal Republic of Germany,
  4.5s, 2009 .....................................................    EUR           18,485         $ 17,737,260
                                                                                                   ------------
Greece -- 3.8%
Hellenic Republic, 8.7s, 2005 ....................................    GRD          521,000         $  1,737,519
Hellenic Republic, 6s, 2006 ......................................               2,000,000            5,930,540
Hellenic Republic, 5.75s, 2008                                        EUR              731              738,987
Republic of Greece, 8.01s,
  2003 ...........................................................    GRD        2,650,000            8,606,768
                                                                                                   ------------
                                                                                                   $ 17,013,814
                                                                                                   ------------
Mexico -- 0.7%
Petroleos Mexicanos, 9.5s,
  2027(Oils) .....................................................             $     1,215         $  1,148,175
United Mexican States,
  9.875s, 2007 ...................................................                     800              818,000
United Mexican States,
  6.836s, 2019 ...................................................                     650              589,095
United Mexican States,
  6.933s, 2019 ...................................................                     880              797,544
                                                                                                   ------------
                                                                                                   $  3,352,814
                                                                                                   ------------
Netherlands -- 0.1%
Netia Holdings B.V., 10.25s,
  2007(Telecommunications) .......................................             $       800         $    680,000
                                                                                                   ------------
New Zealand -- 1.4%
Government of New Zealand,
  8s, 2006 .......................................................    NZD           11,890         $  6,382,781
                                                                                                   ------------
Panama -- 0.3%
Republic of Panama, 8.25s,
  2008 ...........................................................             $       350         $    304,063
Republic of Panama, 4.25s,
  2014 ...........................................................                     940              695,600
Republic of Panama, 8.875s,
  2027 ...........................................................                     530              447,850
                                                                                                   ------------
                                                                                                   $  1,447,513
                                                                                                   ------------
Peru -- 0.2%
Republic of Peru, 4.5s, 2017 .....................................             $     1,580         $  1,036,954
                                                                                                   ------------
Philippines -- 0.4%
Republic of Philippines,
  9.875s, 2019 ...................................................             $     1,420         $  1,444,850
Republic of Phillippines, 9.5s,
  2024 ...........................................................                     340              346,800
                                                                                                   ------------
                                                                                                   $  1,791,650
                                                                                                   ------------
Poland -- 0.2%
Telekomunikacja Polska S.A.,
  7.75s, 2008(Financial)## .......................................            $       750          $    705,450
                                                                                                   ------------


                                                                        Principal Amount
Issuer                                                                   (000 Omitted)           Value
Foreign Bonds -- continued
United Kingdom
United Kingdom Treasury,
  6.75s, 2004 ....................................................    GBP                5   $      8,219
                                                                                             ------------
  Total Foreign Bonds ....................................................................   $ 87,270,018
                                                                                             ------------
  Total Bonds (Identified Cost, $442,904,379)                                                $423,597,684
                                                                                             ------------
                                                                              Shares
Rights
United Mexican States*
  (Identified Cost, $0) ..........................................               2,354,000   $          0
                                                                                             ------------
Warrants
Republic of Venezuela*
  (Identified Cost, $0) ..........................................                  37,500   $          0
                                                                                             ------------

                                                                            Principal Amount
                                                                             (000 Omitted)
Short-Term Obligations --  4.4%
Federal Home Loan Mortgage
  Discount Notes, due
  12/01/99 at Amortized Cost                                                   $    19,570   $ 19,570,000
                                                                                             ------------
  Total Investments
    (Identified Cost, $462,474,379) ......................................................   $443,167,684
Other Assets,
  Less Liabilities -- 0.9% ...............................................................      4,010,028
                                                                                             ------------
Net Assets -- 100.0% .....................................................................   $447,177,712
                                                                                             ------------

 * Non-income producing security.
## SEC Rule 144A restriction.
 + Restricted security.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. Dollar. A list of abbreviations is shown below.

AUD     =     Australian Dollars
CAD     =     Canadian Dollars
CHF     =     Swiss Francs
DKK     =     Danish Kronor
EUR     =     Euro
GBP     =     British Pounds
GRD     =     Greek Drachma
JPY     =     Japanese Yen
NZD     =     New Zealand Dollars
NOK     =     Norwegian Krone

                      See notes to financial statements.

Statement of Assets and Liabilities -- November 30, 1999


Assets:
 Investments, at value (identified cost, $462,474,379) ...................................    $ 443,167,684
 Cash ....................................................................................           22,695
 Net receivable for forward foreign currency exchange contracts to purchase ..............          680,996
 Net receivable for forward foreign currency exchange contracts to sell ..................          455,073
 Receivable for investments sold .........................................................            2,618
 Interest receivable .....................................................................        4,588,885
 Other assets ............................................................................            6,859
                                                                                              -------------
   Total assets ..........................................................................    $ 448,924,810
                                                                                              -------------
Liabilities:
 Payable to dividend disbursing agent ....................................................    $     196,603
 Net payable for forward foreign currency exchange contracts closed or subject to master          1,049,420
  netting agreements
 Payable for swap agreements .............................................................           89,918
 Payable to affiliates -
  Management fee .........................................................................           25,321
  Transfer and dividend disbursing agent fee .............................................           14,884
 Accrued expenses and other liabilities ..................................................          370,952
                                                                                              -------------
   Total liabilities .....................................................................    $   1,747,098
                                                                                              -------------
Net assets ...............................................................................    $ 447,177,712
                                                                                              =============
Net assets consist of:
 Paid-in capital .........................................................................    $ 508,841,267
 Unrealized depreciation on investments and translation of assets and liabilities in            (19,376,827)
  foreign currencies
 Accumulated net realized loss on investments and foreign currency transactions ..........      (42,232,775)
 Accumulated distributions in excess of net investment income ............................          (53,953)
                                                                                              -------------
   Total .................................................................................    $ 447,177,712
                                                                                              =============
Shares of beneficial interest outstanding (97,911,555 shares authorized, 33,457,400
  treasury shares)........................................................................       64,454,155
                                                                                              =============
Net asset value per share (net assets/shares of beneficial interest outstanding) .........    $        6.94
                                                                                              =============

                       See notes to financial statements.
8

Statement of Operations -- Year Ended November 30, 1999

Net investment income:
 Interest income ............................................................     $  33,152,513
                                                                                  -------------

Expenses --
  Management fee ............................................................     $   3,302,317
  Trustees' compensation ....................................................           145,061
  Transfer and dividend disbursing agent fee ................................           178,957
  Administrative fee ........................................................            61,786
  Investor communication expense ............................................           242,763
  Custodian fee .............................................................           203,919
  Postage ...................................................................            40,700
  Auditing fees .............................................................            39,823
  Printing ..................................................................            34,781
  Legal fees ................................................................             3,707
  Miscellaneous .............................................................           155,618
                                                                                  -------------
   Total expenses ...........................................................     $   4,409,432
  Fees paid indirectly ......................................................           (56,901)
                                                                                  -------------
   Net expenses .............................................................     $   4,352,531
                                                                                  -------------
    Net investment income ...................................................     $  28,799,982
                                                                                  -------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) --
   Investment transactions ..................................................     $ (11,327,714)
   Written option transactions ..............................................         1,054,138
   Foreign currency transactions ............................................        (2,225,297)
                                                                                  -------------
    Net realized loss on investments and foreign currency transactions ......     $ (12,498,873)
                                                                                  -------------
  Change in unrealized appreciation (depreciation) --
   Investments ..............................................................     $ (27,125,146)
   Written options ..........................................................          (178,743)
   Swap transactions ........................................................           (89,918)
   Translation of assets and liabilities in foreign currencies ..............           549,243
                                                                                  -------------
    Net unrealized loss on investments and foreign currency translation .....     $ (26,844,564)
                                                                                  -------------
     Net realized and unrealized loss on investments and foreign currency ...     $ (39,343,437)
                                                                                  -------------
      Decrease in net assets from operations ................................     $ (10,543,455)
                                                                                  =============

                       See notes to financial statements.

Statement of Changes in Net Assets

                                                                                                  Year Ended November 30,
                                                                                            ----------------------------------
                                                                                                  1999               1998
                                                                                            ----------------   ---------------
Increase (decrease) in net assets:
From operations --
 Net investment income ..................................................................    $  28,799,982       $  31,728,976
 Net realized gain (loss) on investments and foreign currency transactions ..............      (12,498,873)          4,152,679
 Net unrealized gain (loss) on investments and foreign currency translation .............      (26,844,564)            951,710
                                                                                             -------------       -------------
  Increase (decrease) in net assets from operations .....................................    $ (10,543,455)      $  36,833,365
                                                                                             -------------       -------------
Distributions declared to shareholders --
 From net investment income .............................................................    $ (26,308,092)      $ (31,728,976)
 In excess of net investment income .....................................................               --            (967,060)
 From paid-in capital ...................................................................       (3,973,796)                 --
                                                                                             -------------       -------------
   Total distributions declared to shareholders .........................................    $ (30,281,888)      $ (32,696,036)
                                                                                             -------------       -------------
Net decrease in net assets from Trust share transactions ................................    $ (23,857,509)      $ (16,857,235)
                                                                                             -------------       -------------
    Total decrease in net assets ........................................................    $ (64,682,852)      $ (12,719,906)
Net assets:
 At beginning of period .................................................................      511,860,564         524,580,470
                                                                                             -------------       -------------
 At end of period (including accumulated distributions in excess of net investment income
  of $53,953 and $714,573, respectively) ................................................    $ 447,177,712       $ 511,860,564
                                                                                             =============       =============

                      See notes to financial statements.
10

Financial Highlights

                                                                      Year Ended November 30,
                                                                    ----------------------------
                                                                         1999           1998
                                                                    -------------- -------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period ............................    $   7.50      $   7.41
                                                                       --------      --------
Income from investment operations# --
 Net investment income ............................................    $   0.43      $   0.46
 Net realized and unrealized gain (loss) on investments and foreign
  currency ........................................................       (0.58)         0.08
                                                                       --------      --------
  Total from investment operations ................................    $  (0.15)     $   0.54
                                                                       --------      --------
Less distributions declared to shareholders --
 From net investment income .......................................    $  (0.40)     $  (0.46)
 In excess of net investment income ...............................          --         (0.01)
 From paid-in capital .............................................       (0.06)           --
                                                                       --------      --------
  Total distributions declared to shareholders ....................    $  (0.46)     $  (0.47)
                                                                       --------      --------
Net increase from repurchase of capital shares ....................    $   0.05      $   0.02
                                                                       --------      --------
Net asset value -- end of period ..................................    $   6.94      $   7.50
                                                                       ========      ========
Per share market value -- end of period ...........................    $   5.813     $  6.563
 Total return .....................................................       (4.80)%        4.21%
 Ratios (to average net assets)/Supplemental data
  Expenses## ......................................................        0.92%         0.89%
  Net investment income ...........................................        6.00%         6.14%
 Portfolio turnover ...............................................         102%          253%
 Net assets at end of period
  (000 Omitted) ...................................................    $447,178      $511,861


                                                                             Year Ended November 30,
                                                                   -----------------------------------------
                                                                       1997          1996          1995
                                                                   ------------- ------------- -------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period ............................  $   7.56       $  7.62       $  6.90
                                                                     --------       -------       -------
Income from investment operations# --
 Net investment income ............................................  $   0.49       $  0.49       $  0.49
 Net realized and unrealized gain (loss) on investments and foreign
  currency ........................................................     (0.14)        (0.07)        0.64
                                                                     --------      --------      -------
  Total from investment operations ................................  $   0.35       $  0.42       $  1.13
                                                                     --------      --------      -------
Less distributions declared to shareholders --
 From net investment income .......................................  $  (0.49)     $  (0.49)     $  (0.49)
 In excess of net investment income ...............................     (0.03)        (0.05)           --
 From paid-in capital .............................................        --            --            --
                                                                     --------      --------      --------
  Total distributions declared to shareholders ....................  $  (0.52)     $  (0.54)     $  (0.49)
                                                                     --------      --------      --------
Net increase from repurchase of capital shares ....................  $   0.02       $  0.06       $  0.08
                                                                     --------      --------      --------
Net asset value -- end of period ..................................  $   7.41       $  7.56       $  7.62
                                                                     ========      ========      ========
Per share market value -- end of period ...........................  $  6.688      $  6.750      $  6.500
 Total return .....................................................      6.91%      12.61  %      10.96  %
 Ratios (to average net assets)/Supplemental data
  Expenses## ......................................................      0.94%       1.00  %       0.99  %
  Net investment income ...........................................      6.56%       6.63  %       6.84  %
 Portfolio turnover ...............................................       248%          249%          318%
 Net assets at end of period
  (000 Omitted) ...................................................  $524,580      $554,496      $606,135

 #Per share data are based on average shares outstanding.

##Ratios do not reflect expense reductions from certain expense offset arrangements.

                      See notes to financial statements.

Notes to Financial Statements

(1) Business and Organization

MFS Government Markets Income Trust (the Trust) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a non diversified, closed-end management investment company.

(2) Significant Accounting Policies

General -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Trust can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations -- Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Options and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options -- The Trust may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the options contract. When a written option expires, the Trust realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the Trust. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Trust's management on the direction of interest rates.

Forward Foreign Currency Exchange Contracts -- The Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Trust may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Trust may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Trust may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Trust may enter into contracts with the intent of changing the relative exposure of the Trust's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Swap Agreements -- The Trust may enter into swap agreements. A swap is an exchange of cash payments between the Trust and another party which is based on a specific financial index. Cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Trust uses swaps for both hedging and non-hedging purposes. For hedging purposes, the Trust may use swaps to reduce its exposure to interest and foreign exchange rate fluctuations. For non-hedging purposes, the Trust may use swaps to take a position on anticipated changes in the underlying financial index.

Investment Transactions and Income -- Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations.

Fees Paid Indirectly -- The Trust's custody fee is calculated as a percentage of the Trust's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Trust. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions -- The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Trust distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as Distributions in excess of net investment income or net realized gains. During the year ended November 30, 1999, $1,831,270 was reclassified from accumulated distributions in excess of net investment income to accumulated net realized loss on investments and foreign currency transactions due to differences between book and tax accounting for mortgage-backed securities and foreign currency transactions. This change had no effect on the net assets or net asset value per share. In addition, $3,973,796 was redesignated as a tax return of capital distribution. At November 30, 1999, accumulated distributions in excess of net investment income and accumulated net realized loss on investments and foreign currency transactions under book accounting were different from tax accounting due to temporary differences in accounting for capital losses and foreign currency transactions.

At November 30, 1999, the Trust, for federal income tax purposes, had a capital loss carryforward of $42,099,688 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on November 30, 2002, ($21,490,437), November 30, 2004, ($196,662),
November 30, 2005, ($8,818,381), and November 30, 2007, ($11,594,208).

(3) Transactions with Affiliates

Investment Adviser -- The Trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the lesser of 0.32% per annum of the Trust's average daily net assets and 5.33% of investment income, or 0.85% per annum of average daily net assets. The effective annual rate for the year ended November 30, 1999, was 0.69%.

The Trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Trust, all of whom receive remuneration for their services to the Trust from MFS. Certain officers and Trustees of the Trust are officers or directors of MFS, and MFS Service Center, Inc. (MFSC). The Trust has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $281,322 for the year ended November 30, 1999.

Administrator -- The Trust has an administrative services agreement with MFS to provide the Trust with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Trust pays MFS an administrative fee at the following annual percentages of the Trust's average daily net assets:

      First $1 billion ..................     0.0150%
      Next $1 billion ...................     0.0125%
      Next $1 billion ...................     0.0100%
      In excess of $3 billion ...........     0.0000%

Transfer Agent -- MFSC acts as registrar and dividend disbursing agent for the Trust. The agreement provides that the Trust will pay MFSC an account maintenance fee of no more than $9.00 and a dividend services fee of $0.75 per reinvestment and will reimburse MFSC for reasonable out-of-pocket expenses.

(4) Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                                   Purchases           Sales
                                                                -------------      ------------
      U.S. government securities ............................    $342,217,905      $407,830,553
                                                                 ============      ============
      Investments (non-U.S. government securities) ..........    $132,533,819      $111,552,773
                                                                 ============      ============

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Trust, as computed on a federal income tax basis, are as follows:

      Aggregate cost ........................     $ 462,607,467
                                                  =============
      Gross unrealized depreciation .........     $ (20,673,600)
      Gross unrealized appreciation .........         1,233,817
                                                  -------------
       Net unrealized depreciation ..........     $ (19,439,783)
                                                  =============

(5) Shares of Beneficial Interest

The Trustees have authorized 97,911,555 full and fractional shares of beneficial interest. Transactions in Trust shares were as follows:

                                                    Year Ended                     Year Ended
                                                November 30, 1999              November 30, 1998
                                           --------------------------     --------------------------
                                              Shares         Amount         Shares         Amount
                                           ---------      -----------     ---------      -----------
      Treasury shares acquired .........   3,808,400      $23,857,509     2,490,700      $16,857,235
                                           =========      ===========     =========      ===========

In accordance with the provisions of the Trust's prospectus, 3,808,400 shares of beneficial interest were purchased by the Trust during the year ended November 30, 1999, at an average price per share of $6.26 and a weighted average discount of 12.50% per share. The Trust reacquired 2,490,700 shares of beneficial interest during the year ended November 30, 1998, at an average price per share of $6.76 and a weighted average discount of 9.6% per share.

(6) Line of Credit

The Trust and other affiliated Funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Trust shares. Interest is charged to each Fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating Funds at the end of each quarter. The commitment fee allocated to the Trust for the year ended November 30, 1999, was $3,203. The Trust had no borrowings during the year.

(7) Financial Instruments

The Trust trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts and swap agreements. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions

                                                          Number of
                                                          Contracts     Premiums
                                                         -----------  ------------
Outstanding, beginning of period                              1        $228,144
  Options written ....................................       17        1,779,326
  Options terminated in closing transactions .........       (9)        (968,336)
  Options exercised ..................................       (2)        (216,735)
  Options expired ....................................       (7)        (822,399)
                                                                       ---------
Outstanding, end of period ...........................                 $      --
                                                                       ---------

There were no outstanding financial instruments with off-balance-sheet risk at the end of the period.

Forward Foreign Currency Exchange Contracts


                                                                                                        Net Unrealized
                                                       Contracts to     In Exchange        Contracts      Appreciation
              Settlement Date                       Deliver/Receive             For         at Value    (Depreciation)
              ------------------------------   --------------------   -------------   --------------   ---------------
Sales         12/01/99-3/15/2000 ...........   AUD    27,310,715       $17,545,803     $17,380,293       $  165,510
              12/01/99-12/02/1999 ..........   CAD     5,522,522         3,761,555       3,753,880            7,675
              12/3/1999 ....................   CHF     4,161,271         2,731,622       2,618,464          113,158
              12/01/99-3/15/2000 ...........   DKK    28,688,882         4,011,570       3,901,335          110,235
              12/01/99-12/03/1999 ..........   EUR    13,259,110        13,804,742      13,357,860          446,882
              12/3/1999 ....................   GBP     1,662,405         2,696,471       2,650,583           45,888
              12/01/99-12/06/1999 ..........   JPY  2,963,502,462       28,287,042      29,127,266         (840,224)
              12/3/1999 ....................   NOK    21,467,273         2,708,667       2,664,433           44,234
              12/01/99-3/15/2000 ...........   NZD    24,819,751        13,023,378      12,661,663          361,715
                                                                       -----------     -----------       ----------
                                                                       $88,570,850     $88,115,777       $  455,073
                                                                       ===========     ===========       ==========
Purchases     12/01/99-12/03/1999 ..........   AUD    17,115,213       $10,950,986     $10,885,369       $  (65,617)
              12/02/1999 ...................   CAD     4,002,701         2,731,622       2,720,831          (10,791)
              12/3/1999 ....................   CHF     4,161,271         2,682,182       2,618,464          (63,718)
              12/01/99 .....................   DKK    14,344,441         1,980,729       1,944,218          (36,511)
              12/01/99-12/03/1999 ..........   EUR    11,203,311        11,644,644      11,286,848         (357,796)
              12/3/1999 ....................   GBP     1,662,405         2,731,623       2,650,583          (81,040)
              12/01/99-3/15/2000 ...........   JPY  4,115,770,884       39,097,895      40,498,127        1,400,232
              12/3/1999 ....................   NOK    21,467,273         2,731,622       2,664,433          (67,189)
              12/01/99 .....................   NZD    14,720,333         7,541,000       7,504,426          (36,574)
                                                                       -----------     -----------       ----------
                                                                       $82,092,303     $82,773,299       $  680,996
                                                                       ===========     ===========       ==========

At November 30, 1999, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $90,359 with Deutschebank and $153,649 with First Boston, and a net payable of $1,293,428 with Merrill Lynch.

At November 30, 1999, the Trust had sufficient cash and/or securities to cover any commitments under these contracts.

Swap Agreements
Interest Rate Swaps

                                                                                     Cash Flows            Unrealized
                               Notional Principal        Cash Flows Paid          Received by the         Appreciation
 Expiration                    Amount of Contract         by the Trust                 Trust             (Depreciation)
------------                  --------------------   ----------------------   -----------------------   ---------------
3/22/2003    SEK ..........        78,300,000        Floating - 3M STIBOR     Fixed - 4.38%                $(311,902)
                                                                                                             221,984
3/22/2003    EUR ..........         8,480,000        Fixed - 3.76%            Floating - 6M EURIBOR        ---------
                                                                                                            $(89,918)
                                                                                                           =========

At November 30, 1999, the Trust had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Restricted Securities

The Trust may invest not more than 10% of its net assets in securities which are subject to legal or contractual restrictions on resale. At November 30, 1999, the Trust owned the following restricted security, excluding securities issued under Rule 144A, constituting 0.50% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The Trust does not have the right to demand that such securities be registered. The value of this security is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith by the Trustees.


                                   Date of      Principal Amount
Description                      Acquisition     (000 Omitted)          Cost            Value
----------------------------   -------------   -----------------   -------------   -------------
FHA, 10.375s, 2030 .........     8/16/1993          $2,269            $2,440,174      $2,256,559

Independent Auditors' Report

To the Trustees and Shareholders of MFS Governments Market Income Trust:

We have audited the accompanying statement of assets and liabilities of MFS Governments Market Income Trust, including the portfolio of investments, as of November 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significiant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Governments Market Income Trust as of November 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 6, 2000

                      MFS' Year 2000 Readiness Disclosure

                                                     [Circle Logo MFS-Year 2000]

MFS Investment Management[R], as an investment adviser and on behalf of the MFS funds, is committed to the effective use of technology in managing our portfolio investments, delivering high-quality service to MFS fund shareholders, retirement plan participants, and MFS' institu-tional clients, and supporting the financial consultants will sell our products.

MFS can now say that it is ready for the Year 2000. Our testing has demonstrated that MFS' computer hardware and software will recognize "00" as the Year 2000 and will not confuse those digits with 1900. All of our critical business applications and processes has been successfully tested, and we have adopted companywide policies that will help us maintain our readiness through the remainder of the year. Any new technology that is brought into the company before the end of the year will be held to the same stringent standards as our current technology. We has also developed a vendor readiness survey, contacted over 700 of our vendors, and established an ongoing process to review responses, as well as to review readiness statements of new vendors and products.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS Original Research[R] process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal system, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS fund shareholders, retirement plan participants, or institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at www.mfs.com, call our toll-free line, 1-800-637-4406, or write to the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

MFS[RegTM] Government Markets Income Trust

Trustees
Richard B. Bailey+ (2)
Private Investor; Former Chairman and
Director (until 1991), MFS Investment Management

Marshall N. Cohan+ (2)
Private Investor

Lawrence H. Cohn, M.D.+ (2)
Chief of Cardiac Surgery,
Brigham and Women's Hospital;
Professor of Surgery, Harvard
Medical School

The Hon. Sir J. David
Gibbons, KBE+ (1)
Chief Executive Officer,
Edmund Gibbons Ltd.;
Chairman, Colonial Insurance
Company, Ltd.

Abby M. O'Neill+ (2)
Private Investor

Walter E. Robb, III+ (1)
President and Treasurer,
Benchmark Advisors, Inc.
(corporate financial consultants);
President, Benchmark Consulting
Group, Inc. (office services)

Arnold D. Scott *
Senior Executive Vice President,
Director, and Secretary,
MFS Investment Management

Jeffrey L. Shames*
Chairman and Chief Executive Officer,
MFS Investment Management

J. Dale Sherratt+ (1)
President, Insight Resources, Inc.
(acquisition planning specialist)

Ward Smith+ (1)
Former Chairman (until 1994),
NACCO Industries (holding company)

Portfolio Managers
Stephen C. Bryant*
Steven E. Nothern*

Treasurer
W. Thomas London*

Assistant Treasurers
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

Secretary
Stephen E. Cavan*

Assistant Secretary
James R. Bordewick, Jr.*

Transfer Agent,
Registrar, and Dividend
Disbursing Agent
State Street Bank and
Trust Company
c/o MFS Service Center, Inc.
P.O. Box 9024
Boston, MA 02205-9824
1-800-637-2304

Custodian
State Street Bank and
Trust Company

Independent Auditors
Deloitte & Touche LLP

Investment Adviser
Massachusetts Financial
Services Company
500 Boylston Street
Boston, MA 02116-3741

+ Independent Trustee
* MFS Investment Management
(1) Member of Audit Committee.
(2) Member of Portfolio Trading Committee.

[Recycle] This report is printed on recycled paper.    MGFCE-2 01/00 61.5M


[Picture of Couple at Desk]   MFS[RM]
INVESTMENT MANAGEMENT

We invested the mutual fund[R]

MFS[R] Government
Markets Income Trust

Annual Report . November 30, 1999